EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 6th day of September, 2016, by and between HUDSON GLOBAL, INC., a Delaware corporation (“Buyer”), and SAGARD CAPITAL PARTNERS, L.P., a Delaware limited partnership (“Seller”).

RECITALS:

A.           Seller directly beneficially owns the securities described in Appendix A attached hereto (collectively, the “Securities”); and

B.           Buyer desires to purchase and acquire the Securities from Seller, and Seller desires to sell, assign and transfer the Securities to Buyer, on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Sale and Purchase of Securities. Buyer agrees to purchase the Securities from Seller, and Seller agrees to sell, transfer, assign and deliver the Securities to Buyer, on the terms and conditions set forth herein, free and clear of all security interests, adverse claims, liens, charges or encumbrances of any kind (other than those arising under applicable securities laws or the organizational documents or rights plans or agreements of Buyer). The trade date for the Securities shall be September 6, 2016, and the settlement date (the “Closing”) shall be September 9, 2016.

2.          Purchase Price. In consideration for the Securities being purchased by it hereunder, Buyer shall pay to Seller the aggregate purchase price set forth in Appendix A attached hereto (the “Purchase Price”). The Purchase Price shall be paid to Seller at the Closing by wire transfer of immediately available funds into the account identified in writing by Seller concurrently with the execution and delivery of this Agreement.

3.          Transfer Mechanics. At the Closing, Seller will transfer ownership of the Securities to Buyer through the book-entry system of The Depository Trust Company (or other mutually acceptable customary means of transfer) and will take whatever other action is deemed by Buyer to be reasonably necessary or appropriate to transfer ownership of the Securities to Buyer in accordance with customary instructions provided by Buyer. Buyer shall provide reasonable assistance and cooperation in all such actions; provided, however, that Buyer shall not be obligated to pay any transfer taxes or other comparable fees in connection with this Agreement.

4.          Representations and Warranties of Seller. As an inducement to Buyer to enter into this Agreement, Seller hereby represents and warrants to Buyer (which representations and warranties shall survive the Closing) as follows:

a.           Authorization and Enforceability. Seller is a validly existing Delaware limited partnership and has all requisite limited partnership power and authority to enter into this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Seller and constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general equity principles. No other or further limited partnership act or proceeding on behalf of Seller is necessary to authorize this Agreement or to effect the transactions contemplated hereby.

b.           Title to Securities. Seller is the direct beneficial owner of the Securities and Seller will cause such Securities to be transferred to Buyer at the Closing free and clear of all adverse claims, security interests, liens, charges and encumbrances of any kind (other than those arising under applicable securities laws or the organizational documents or rights plans or agreements of Buyer) and Buyer will, assuming payment of the Purchase Price as contemplated herein, acquire the Securities free and clear of all such adverse claims, security interests, liens, charges and encumbrances (other than those arising under applicable securities laws or the organizational documents or rights plans or agreements of Buyer).

c.           Required Consents. Except for those which have previously been obtained, filed or given (as the case may be) and remain in full force and effect, or will be filed or given by Seller in a timely manner when due following the date of this Agreement, no consent, approval or authorization of or permit or license from or registration with or notice to any governmental or public body or authority or any third party is required to be obtained, filed or given by Seller in connection with the transfer of the Securities or the making or performance of this Agreement or any document or instrument related hereto, other than such filings as may be necessary under securities laws, including filings pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended.

d.           No Violation. Neither the execution and delivery of this Agreement nor the consummation by Seller of the transactions contemplated hereby (i) will violate any statute, law, ordinance, rule or regulation or any order, injunction, judgment, plan or decree of any governmental or public body or authority or (ii) will violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or accelerate the performance required by, or result in the creation of any adverse claim, security interest, lien, charge or encumbrance of any kind upon any of the assets of Seller or the Securities under, any term or provision of the organizational documents of Seller or of any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller is a party or by which Seller or any of its assets or properties may be bound or affected.

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e.           Disclosure Matters. Seller reached a decision to sell the Securities to Buyer, knowing that Buyer is the issuer of the Securities. Seller is an experienced and sophisticated investor in equity securities of public companies and has carefully reviewed Buyer’s Annual Report on Form 10-K for the year ended December 31, 2015, all subsequent filings of Buyer with the Securities and Exchange Commission, other publicly available information regarding Buyer and such other information that Seller and its advisors deemed necessary to make its decision to sell the Securities to Buyer. Regardless of any materially favorable information about Buyer that Buyer or its affiliates may possess but have not disclosed to Seller (which information may indicate a value of the Securities that is substantially different than reflected in such sale to Buyer), Seller would not have changed its decision to sell the Securities to Buyer, including the price at which the Securities are being sold. Seller has not requested from Buyer or any of its affiliates, and Seller is not relying on Buyer or any of its affiliates for, any information in connection with its decision to sell the Securities, nor is such information necessary to or desired by Seller. Seller acknowledges and understands that Buyer and its affiliates may possess material nonpublic information regarding Buyer not known to Seller that may impact the value of the Securities and that Buyer is unable to disclose such information to Seller. Seller understands, based on its experience, the disadvantage to which Seller is subject due to the disparity of information between Buyer and Seller and, notwithstanding such disparity, Seller has deemed it appropriate to sell the Securities to Buyer. If, despite the preceding representations and warranties in this Section 4(e), Seller and/or an affiliate of Seller are parties to a proceeding in which Seller and/or such affiliate seek relief from Buyer or any of its affiliates based on the allegation that Seller was entitled to additional information from Buyer or any of its affiliates in connection with the sale of the Securities, Seller and/or such affiliate will indemnify Buyer and all of its affiliates and hold them harmless from any cost, expense and liability arising out of such proceeding. It is understood that the foregoing indemnity by its term applies only to proceedings in which Seller and/or an affiliate of Seller seek relief. Hence, such indemnity does not apply to any proceeding brought by any other person, including without limitation, the Securities and Exchange Commission. The term “affiliates” shall include executive officers and directors of Buyer for purposes of this Agreement.

5.          Representations and Warranties of Buyer. As an inducement to Seller to enter into this Agreement, Buyer hereby warrants and represents to Seller (which representations and warranties shall survive the Closing) as follows:

a.           Authorization and Enforceability. Buyer is a validly existing Delaware corporation and has all requisite power and authority to enter into this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Buyer and constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general equity principles. No other or further corporate act or proceeding on behalf of Buyer is necessary to authorize this Agreement or to effect the transactions contemplated hereby. For the avoidance of doubt, Buyer’s execution of this Agreement constitutes its consent under paragraph 3(b) of Article XIV of Buyer’s certificate of incorporation to the transfer of the Securities as contemplated hereby, and such consent has been obtained by the Buyer in the manner set forth in such paragraph and is not subject to any conditions other than the conditions to transfer expressly set forth in this Agreement.

b.           Required Consents. Except for those which have previously been obtained, filed or given (as the case may be) and remain in full force and effect, or will be filed or given in a timely manner when due following the date of this Agreement, no consent, approval or authorization of or permit or license from or registration with or notice to any governmental or public body or authority or any third party is required to be obtained, filed or given by Buyer in connection with its purchase of the Securities or the making or performance of this Agreement or any document or instrument related hereto.

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c.           No Violation. Neither the execution and delivery of this Agreement nor the consummation by Buyer of the transactions contemplated hereby (i) will violate any statute, law, ordinance, rule or regulation or any order, injunction, judgment, plan or decree of any governmental or public body or authority or (ii) will violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or accelerate the performance required by, or result in the creation of any adverse claim, security interest, lien, charge or encumbrance of any kind upon any of the assets of Buyer under, any term or provision of the charter or bylaws of Buyer or of any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Buyer or any of its subsidiaries is a party or by which Buyer or any of its subsidiaries or any of their respective assets or properties may be bound or affected.

d.           No Other Representations. Buyer acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of Seller, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of Buyer in this Agreement.

6.          Certain Agreements.

a.           Restrictions on Transfers of Securities. As an inducement to Buyer to enter into this Agreement, (i) Seller hereby represents and warrants to Buyer (which representations and warranties shall survive the Closing) that Seller is the direct beneficial owner of 4,291,584 shares of common stock of Buyer as of the date of this Agreement (such shares, the “Restricted Shares”) and (b) Seller agrees that, from the date of this Agreement until November 6, 2016, Seller shall not, without the prior written consent of Buyer, sell, pledge, encumber or otherwise dispose of or transfer, nor permit to be sold, pledged, encumbered or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law, any of the Restricted Shares or any of the economic or other rights associated therewith or otherwise enter into any transaction or agreement with respect to the Restricted Shares that would be reportable with the Securities and Exchange Commission under Section 13(d) or Section 16(a) of the Securities Exchange Act of 1934, as amended, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder, provided that the provisions of this Section 6(a) shall not apply (i) to the sale of the Securities to Buyer in accordance with this Agreement, (ii) if Buyer fails to consummate the transactions contemplated hereby by paying the Purchase Price set forth herein on the settlement date or (iii) to sales or transfers in response to a tender or exchange offer for the common stock of Buyer (other than a tender or exchange offer by Seller or an affiliate) or as part of a merger, consolidation or other transaction in which all or substantially all of the outstanding shares of common stock of Buyer are converted into or exchanged for other consideration and is approved by the stockholders of Buyer.

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b.           Acknowledgement. Each party acknowledges and agrees that the agreements, representations and warranties set forth above provided above are material to the other party and its affiliates, that each party and its affiliates relied on such representations, warranties and covenants when deciding to consummate the transactions contemplated hereby, and that neither party would have agreed to execute and deliver this Agreement in the absence of such representations, warranties and covenants. Notwithstanding anything to the contrary contained in this Agreement, each party agrees that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that each party shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which such party is entitled at law or in equity.

7.          Public Announcements. Seller acknowledges that Buyer will be filing a Current Report on Form 8-K attaching a copy of this Agreement and issuing a press release, each disclosing the transactions contemplated by this Agreement. Buyer acknowledges that Seller will be filing an amendment to its Schedule 13D with respect to the Company, attaching a copy of this Agreement and disclosing the transactions contemplated hereby. The parties agree that each such filing will be made before normal trading hours on the trade date of this Agreement. Except for the foregoing, and except as required by law, rule, regulation, listing requirement or court or other order, neither party shall make any public announcement with respect to this Agreement or the transactions contemplated hereby without the express written consent of other party (not to be unreasonably withheld or delayed).

8.          Closing. The Closing of the purchase and sale of the Securities contemplated by this Agreement shall occur on the above-referenced settlement date.

9.          Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile, PDF or other electronic means), each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

10.         Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

11.         Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either party without the prior written consent of the other party. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

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12.         Applicable Law; Jurisdiction; Jury Trial Waiver. This Agreement shall be governed by and construed under the internal laws of the State of Delaware. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal or state courts located in the Borough of Manhattan, City of New York, State of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal or state courts located in the Borough of Manhattan, City of New York, State of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. BUYER AND SELLER EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.         Further Assurances. The parties shall fully cooperate with each other and shall execute and deliver, or cause to be executed and delivered, all such other powers, instruments and documents, and will take all such other action, as the parties may reasonably request from time to time in order to carry out the provisions and purposes hereof.

14.         Notices. Any notice or other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be deemed to have been validly served, given or delivered upon actual receipt, upon two business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid, or upon successful facsimile transmission (with a copy to follow by mail) and addressed to the party to be notified as follows:

(a)          If to Buyer, at:

Hudson Global, Inc.

Attention: Stephen A. Nolan

1325 Avenue of the Americas

New York, New York 10019

Fax: (212) 351-7402

(b)          If to Seller, at:

Sagard Capital Partners, L.P.

Attention: President

325 Greenwich Avenue

Greenwich, CT 06830

Fax: 203-629-6781

or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

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15.         Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

16.         Severability. The promises, representations, covenants, warranties and clauses contained in this Agreement shall be deemed severable and if any portion hereof shall be held invalid, illegal or unenforceable for any reason, the remainder shall not thereby be invalidated but shall remain in full force and effect.

17.         Entire Agreement. This Agreement embodies the entire agreement between the parties hereto with respect to the specific transactions contemplated herein, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

18.         Expenses; No Broker. Each of Buyer and Seller shall bear its own expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Except as previously disclosed to each other party, no party has engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HUDSON GLOBAL, INC.

By:	/s/ Stephen A. Nolan

Title: Chief Executive Officer

SAGARD CAPITAL PARTNERS, L.P.
By: Sagard Capital Partners GP, Inc., its general partner

By:	/s/ Samuel Robinson

Title: Authorized signatory

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APPENDIX A

SECURITIES AND PURCHASE PRICE

Security	Cusip No.	No. of Shares	Price/Share	Aggregate Purchase Price
Common Stock of Hudson Global, Inc.	443787106	1,100,000	$1.80	$1,980,000.00